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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      February 3, 2000
                                                 -------------------------------


                             HealthGrades.com, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


           Delaware                     0-22019                 62-1623449
-------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                      Identification No.)

     44 Union Boulevard, Suite 600
          Lakewood, Colorado                           80228
----------------------------------------             ----------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:       (303) 716-0041
                                                   -----------------------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective January 4, 2000, the registrant changed its name from Specialty Care Network, Inc. to HealthGrades.com, Inc. (hereafter, "the Company"). Simultaneously, the registrant changed the name of its majority-owned subsidiary, HealthGrades.com, Inc. to HG.com, Inc. In addition, as previously reported, the Company paid $4,000,000 to Venture5 on December 31, 1999 to purchase a number of shares of its majority-owned subsidiary, HG.com, Inc., which increased the Company's ownership in HG.com, Inc. to 90%.

Effective February 3, 2000, the Company merged its majority-owned subsidiary, HG.com, Inc. into a recently formed, wholly-owned subsidiary, HealthcareRatings, Inc (hereafter, the "Merger Transaction"). In order to effectuate the Merger Transaction, the minority shareholders of HG.com were given 800,000 shares of Company common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Pro Forma Financial Information (unaudited)

              Unaudited Pro Forma Consolidated Financial Statements
                   of HealthGrades.com, Inc. and Subsidiaries

Basis of Presentation

The following unaudited pro forma consolidated financial statements give effect to the Merger Transaction. The pro forma consolidated financial statements have been prepared by management based upon the historical financial statements of HealthGrades.com, Inc. and subsidiaries and certain preliminary estimates and assumptions deemed appropriate by management. These pro forma consolidated financial statements may not be indicative of actual results if the transactions had occurred on the dates indicated or which may be realized in the future. The pro forma balance sheet as of September 30, 1999 gives effect to the Merger Transaction as if such transaction had occurred on September 30, 1999. The pro forma consolidated statement of operations for the nine months ended September 30, 1999, assumes the Merger Transaction had occurred on January 1, 1999. The pro forma consolidated statement of operations for the year ended December 31, 1998 assumes the Merger Transaction had occurred on January 1, 1998.

The following unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," that appear in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as well as the historical consolidated financial statement of the Company, including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Resutls of Operations," that appear in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.



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            Unaudited Pro Forma Consolidated Financial Statements of
                     HealthGrades.com, Inc. and Subsidiaries
                             Pro Forma Balance Sheet
                               September 30, 1999

                                                      HealthGrades.com, Inc.   Pro Forma    Footnote    Pro Forma
                                                         and Subsidiaries     Adjustments    Legend    As Adjusted
                                                      ----------------------  ----------------------  ------------
Assets:
Cash and cash equivalents                                  $    797,504        $        -             $    797,504
Accounts receivable, net                                      1,607,351                                  1,607,351
Due from affiliated practices in litigation, net              2,967,280                                  2,967,280
Receivables from sales of affiliated practices assets
  and execution of new service agreements                     1,083,407                                  1,083,407
Loans to physician stockholders                                 306,499                                    306,499
Prepaid expenses and other                                      519,461                                    519,461
Current portion note receivable                               1,176,686                                  1,176,686
Deferred tax asset                                              202,217                                    202,217
Prepaid and recoverable income taxes                          1,069,399                                  1,069,399
                                                           ------------        ----------             ------------

Total current assets                                          9,729,804                 -                9,729,804

Property and equipment, net                                   3,663,802                                  3,663,802
Intangible assets, net                                           17,692         1,850,000    (1)         1,867,692
Management service agreements, net                            2,155,346                                  2,155,346
Advances to affiliates and other                                827,590                                    827,590
Other assets                                                  1,013,989                                  1,013,989
                                                           ------------        ----------             ------------

Total assets                                               $ 17,408,223        $1,850,000             $ 19,258,223
                                                           ============        ==========             ============


Liabilities and Stockholders' Equity:
Accounts payable                                                126,688                                    126,688
Accrued payroll, incentive compensation and related
  expenses                                                      549,065                                    549,065
Accrued expenses                                              1,455,649                                  1,455,649
Current portion note payable                                    800,000                                    800,000
Deferred income                                               1,080,109                                  1,080,109
                                                           ------------        ----------             ------------

Total current liabilities                                     4,011,511                 -                4,011,511

Note payable, less current portion                           11,700,000                                 11,700,000
Deferred income                                                 865,900                                    865,900
                                                           ------------        ----------             ------------

Total liabilities                                            16,577,411                 -               16,577,411

Stockholders' equity:
Preferred stock                                                       -                                          -
Common stock                                                     18,621               800    (2)            19,421
Additional paid-in capital                                   67,426,955         1,849,200    (2)        69,276,155
Accumulated deficit                                         (56,094,467)                               (56,094,467)
Treasury stock                                              (10,520,297)                               (10,520,297)
                                                           ------------        ----------             ------------

Total stockholders' equity                                      830,812         1,850,000                2,680,812

                                                           ------------        ----------             ------------
Total liabilities and stockholders' equity                 $ 17,408,223        $1,850,000             $ 19,258,223
                                                           ============        ==========             ============





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            Unaudited Pro Forma Consolidated Financial Statements of
                     HealthGrades.com, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 1998

                                                       HealthGrades.com, Inc.     Pro Forma    Footnote
                                                         and Subsidiaries        Adjustments    Legend           Pro Forma
                                                       ----------------------   -----------------------        ------------
Revenue

     Service fees                                          $ 76,649,778                                        $ 76,649,778
     Other                                                    2,531,524                                           2,531,524
                                                           ------------         -----------                    ------------
                                                             79,181,302                   -                      79,181,302
                                                           ------------         -----------                    ------------

Costs and expenses:
     Clinic expenses                                         55,188,411                                          55,188,411
     General and administrative                              14,468,537             370,000       (3)            14,838,537
     Impairment loss on service
       agreements                                            94,582,227                                          94,582,227
     Litigation and other costs                               3,564,392                                           3,564,392
     Impairment loss on intangible assets
       and other long-lived assets                            3,316,651                                           3,316,651
                                                           ------------         -----------                    ------------
                                                            171,120,218             370,000                     171,490,218
                                                           ------------         -----------                    ------------

Loss from operations                                        (91,938,916)           (370,000)                    (92,308,916)
Other:
     Gain on sale of equity investment                        1,240,078                                           1,240,078
     Interest income                                            187,450                                             187,450
     Interest expense                                        (3,741,089)                                         (3,741,089)
                                                           ------------         -----------                    ------------

Loss before income taxes                                    (94,252,477)           (370,000)                    (94,622,477)
Income tax benefit                                           32,466,391                   -                      32,466,391
                                                           ------------         -----------                    ------------
Net loss                                                   $(61,786,086)        $  (370,000)                   $(62,156,086)
                                                           ============         ===========                    ============

Net loss per common share (basic)                          $      (3.39)                                       $      (3.26)
                                                           ============                                        ============

Weighted average number of common
     shares used in computation (basic)                      18,237,827             800,000       (4)            19,037,827
                                                           ============         ===========                    ============


Net loss per common share (diluted)                        $      (3.39)                                       $      (3.26)
                                                           ============                                        ============

Weighted average number of common
     shares used in computation (diluted)                    18,237,827             800,000       (4)            19,037,827
                                                           ============         ===========                    ============



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            Unaudited Pro Forma Consolidated Financial Statements of
                     HealthGrades.com, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                      Nine Months Ended September 30, 1999

                                                       HealthGrades.com, Inc.      Pro Forma    Footnote
                                                          and Subsidiaries        Adjustments    Legend        Pro Forma
                                                       ----------------------     ----------------------      ------------
Revenue

     Service fees                                           $ 27,126,783                                      $ 27,126,783
     Marketing, advertising and other Internet revenue           279,778                                           279,778
     Other                                                       362,472                                           362,472
                                                            ------------           ---------                  ------------
                                                              27,769,033                   -                    27,769,033
                                                            ------------           ---------                  ------------

Costs and expenses:
     Clinic expenses                                          14,866,690                                        14,866,690
     General and administrative                                8,483,618             277,500       (3)           8,761,118
     Production, content and
       product development                                     1,374,556                                         1,374,556
     Litigation and other costs                                4,269,295                                         4,269,295
                                                            ------------           ---------                  ------------
                                                              28,994,159             277,500                    29,271,659
                                                            ------------           ---------                  ------------

Loss from operations                                          (1,225,126)           (277,500)                   (1,502,626)
Other:
     Gain on sale of assets, amendment
       and restatement of service
       agreements, and litigation
       settlement                                              3,649,243                                         3,649,243
     Gain on sale of equity investment                           127,974                                           127,974
     Gain on sale of majority interest
       in subsidiary                                             221,258                                           221,258
     Interest income                                             249,245                                           249,245
     Interest expense                                         (2,205,552)                                       (2,205,552)
                                                            ------------           ---------                  ------------

Income (loss) before income taxes                                817,042            (277,500)                      539,542
Income tax benefit                                               775,561                   -                       775,561

                                                            ------------           ---------                  ------------
Net income                                                  $  1,592,603           $(277,500)                 $  1,315,103
                                                            ============           =========                  ============

                                                                                   ---------
Net income per common share (basic)                               $ 0.11           $(277,500)                       $ 0.08
                                                            ============           =========                  ============

Weighted average number of common
     shares used in computation (basic)                       14,817,837             800,000       (4)          15,617,837
                                                            ============           =========                  ============


Net income per common share (diluted)                             $ 0.10                                            $ 0.08
                                                            ============                                      ============

Weighted average number of common
     shares used in computation (diluted)                     15,637,817             800,000       (4)          16,437,817
                                                            ============           =========                  ============




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              Notes to the HealthGrades.com, Inc. and Subsidiaries
                 Unaudited Pro Forma Consolidated Balance Sheet

Unaudited Pro Forma Consolidated Balance Sheet Adjustments:

1. Represents the excess of the value of Company common stock issued to the minority shareholders of HG.com, Inc. over the net book value of the underlying assets acquired.

2. Reflects the 800,000 shares of Company common stock issued to the minority shareholders of HG.com, Inc. valued at $2.3125 per share, the closing price per the NASDAQ on February 3, 2000.



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


              Notes to the HealthGrades.com, Inc. and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations

Unaudited Pro Forma Consolidated Statement of Operations Adjustments:

3. Represents the increase in amortization expense related to the creation of goodwill in connection with the Merger Transaction. The goodwill amount of $1,850,000 is amortized using an estimated life of five years.

4.   Reflects the shares issued in connection with the Merger Transaction.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEALTHGRADES.COM, INC.
                                                  (Registrant)

                                              By: /s/ D. Paul Davis
                                                 -------------------------------
                                                 D. Paul Davis
                                                 Executive Vice President of
                                                 Finance/Chief Financial Officer

Dated:     February 18, 2000



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